                                                                    EXHIBIT 99.6



                          MANAGEMENT SERVICES AGREEMENT


                  THIS MANAGEMENT SERVICES AGREEMENT (this "AGREEMENT"), dated as of January 7, 2002 (the "EFFECTIVE DATE"), is by and among SUNRISE TELEVISION CORP., a Delaware corporation ("SUNRISE"), STC BROADCASTING, INC., a Delaware corporation ("STCB"), STC License Company, a Delaware corporation ("STCLC"), and SMITH BROADCASTING GROUP, INC., a Delaware corporation (the "MANAGER").

                                  WITNESSETH:

                  WHEREAS, Sunrise, STCB and STCLC (collectively, the "OWNERS") own or control, either directly or indirectly, all of the operating assets for, and are the Federal Communications Commission ("FCC") licensees for, certain television broadcast stations located in North Dakota;

                  WHEREAS, Manager is experienced in the management and operation of television broadcast stations, generally; and

                  WHEREAS, pursuant to the terms and subject to the conditions hereof, the Owners desire to engage Manager, and Manager desires to accept such engagement, to provide management and operational services with respect to the television broadcast stations listed in Exhibit A (the "STATIONS").

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                            ARTICLE 1 - DEFINITIONS

         1.1 DEFINITIONS. Except as otherwise defined herein, the following terms shall have the following meanings when used in this Agreement:

                  "ACT" means the Communications Act of 1934 and any rules, regulations or policies promulgated thereunder, each as amended or modified from time to time.

                  "AFFILIATE" means, with respect to any Person, any other Person controlled by, controlling, or under common control with such Person, with "control," for such purposes, meaning the ownership of stock, partnership or other equity interests conferring the power to direct, or to elect a majority of the directors or similar Persons empowered to direct, the business of a Person.

                  "AGREEMENT" has the meaning ascribed thereto in the preamble of this Agreement.


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                  "APPLICABLE LAW" means any applicable law, regulation, rule, writ, injunction, ordinance, franchise, decree, determination, award, permit, license, authorization, requirement, ruling, order or decision of, or by, a Governmental Authority, including FCC Licenses and Permits.

                  "ARBITRATION NOTICE" has the meaning ascribed thereto in
Section 9.1.

                  "ARBITRATION RULES" has the meaning ascribed thereto in
Section 9.1.

                  "BOARD" means the board of directors of STCB or the board of directors of Sunrise, as the context requires.

                  "CLAIMING PARTY" has the meaning ascribed thereto in Section 9.1.

                  "CLAIMS" has the meaning ascribed thereto in Section 8.1.

                  "CONTRACT" means any contract, agreement, commitment or understanding, whether written or oral.

                  "COSTS" means all reasonable out-of-pocket expenses that are incurred by Manager directly in connection with the performance of the specified services hereunder.

                  "DAMAGES" has the meaning ascribed thereto in Section 8.1.

                  "DISPUTES" has the meaning ascribed thereto in Section 9.1.

                  "EFFECTIVE DATE" has the meaning ascribed thereto in the preamble of this Agreement.

                  "FCC" has the meaning ascribed thereto in the Recitals of this Agreement.

                  "FCC LICENSES" means all licenses, permits and other authorizations issued by the FCC with respect to the ownership, operation or construction of the Stations and all auxiliary broadcast and satellite earth station facilities used in the operation of the Stations (but not including any Permits).

                  "GOVERNMENTAL AUTHORITY" means (i) the United States of America, (ii) any state or commonwealth of the United States of America and any political subdivision thereof (including counties, municipalities and the like) or (iii) any agency, authority or instrumentality of any of the foregoing, including any court, tribunal, department, bureau, commission or board.

                  "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, restriction or encumbrance of any kind, whether statutory or otherwise, in respect to such asset.

                  "MANAGER" has the meaning ascribed thereto in the preamble of this Agreement.

                  "MANAGER INDEMNITEE" has the meaning ascribed thereto in
Section 8.1.



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                  "OWNERS" has the meaning ascribed thereto in the Recitals of this Agreement.

                  "OWNERS INDEMNITEE" has the meaning ascribed thereto in
Section 8.3.

                  "PERMIT" means any license, permit or other authorization (other than an FCC License) granted or issued by a Governmental Authority, which is necessary to the conduct of the business or operations of the Stations.

                  "PERSON" means any human being, organization, general partnership, limited partnership, corporation, limited liability company, joint venture, trust, business trust, association, Governmental Authority or other legal entity.

                  "REPRESENTATIVES" has the meaning ascribed thereto in Section 5.1.

                  "STATIONS" has the meaning ascribed thereto in the Recitals of this Agreement.

                  "STCB" has the meaning ascribed thereto in the preamble of this Agreement.

                  "STCLC" has the meaning ascribed thereto in the preamble of this Agreement.

                  "SUBSIDIARY" means, with respect to any Person, any other Person of which such first Person owns the majority of the economic interest in such Person or owns or has the power to vote, directly or indirectly, securities representing a majority of the votes ordinarily entitled to be cast for the election of directors or other governing Persons.

                  "SUNRISE" has the meaning ascribed thereto in the preamble of this Agreement.

                  "TERM" means the term of this Agreement which shall commence on the Effective Date and, unless otherwise earlier terminated in accordance with the terms hereof, shall expire in accordance with the terms of Section 2.2.

         1.2 ADDITIONAL TERMS. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references to "party" and "parties" shall be deemed references to the parties to this Agreement unless the context shall otherwise require. All references to Articles or Sections shall be deemed references to Articles or Sections of this Agreement, unless the context shall otherwise require. All references herein to Exhibits shall be deemed to be references to the Exhibit(s) attached to this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement as a whole and not to any particular Article or Section or other portion hereof and include any amendments, modifications or supplements hereto. The conjunction "or" shall be understood in its inclusive sense (and/or).

         1.3 HEADINGS. The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.



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                        ARTICLE 2 - MANAGEMENT SERVICES

         2.1 APPOINTMENT OF MANAGER. Pursuant to the terms and subject to the conditions contained herein, the Owners hereby engage Manager, and Manager hereby accepts such engagement, to provide management services, as described in
Section 2.4, with respect to the operation of the Stations.

         2.2 TERM. The engagement of Manager and the Term shall continue until the closing of the sale of the Stations, unless sooner terminated in accordance with Article 7.

         2.3 STANDARD OF PERFORMANCE. Manager shall perform its duties and obligations under this Agreement in accordance with all Applicable Laws and standard practices of the industry with respect to the management of similarly situated television stations.

         2.4 SERVICES TO BE PERFORMED BY MANAGER. Throughout the Term, and in addition to those services that may be provided pursuant to Section 2.5, pursuant to the terms and subject to the conditions hereof (including those limitations on Manager's authority contained in Section 3.1), and under the control and at the direction of the Owners, Manager shall provide management services, as reasonably requested by the Owners and as reasonably acceptable to the Manager, in order to manage, promote, maintain and operate the Stations.

         2.5 COMPLIANCE WITH FCC LICENSES. Notwithstanding anything in this Agreement to the contrary, the Owners shall continue to be the licensee of all FCC Licenses and shall at all times during the Term retain control over the management and operation of the Stations and their assets, including the right of final approval in respect of all material programming decisions, control over the finances and budgets of the Stations, and the selection and termination of key personnel. The Owners shall also retain ultimate responsibility for compliance with the rules, regulations and policies of the FCC and the terms of the Act. Subject to compliance with Applicable Law, Manager shall comply with all instructions from the Board. Unless otherwise instructed by the Board in writing, Manager hereby expressly agrees that it will take no action (a) which would be a material violation of any FCC License, (b) which could reasonably be expected to have the effect of causing the cancellation, revocation or modification in any adverse way of any FCC License or (c) which could be expected to otherwise impair the maintenance in good standing or renewal of any FCC License.

         2.6 DELIVERY OF NOTICES OF PROCEEDINGS. Manager shall promptly notify the Owners, and their respective Boards of (a) any proceedings instituted by, in or before any Governmental Authority, including the FCC, (b) any notices of default received by Manager with respect to alleged defaults under or violations of any FCC Licenses, Permits or any material Contracts or alleged defaults with respect to any evidence of material indebtedness or any mortgage, indenture or other agreement relating thereto or (c) any material adverse change in the condition, financial or otherwise, of the Stations.

            ARTICLE 3 - MANAGER'S AUTHORITY AND LIMITATIONS THEREON

         3.1 MANAGER'S AUTHORITY AND LIMITATIONS.

                  (a) Subject to the limitations contained in this Agreement, Manager shall have authority to execute in the name and on behalf of the Owners such instruments, documents or agreements as may be necessary, proper or advisable in the rendering by Manager of services to be provided by Manager hereunder, and to do all such acts and things, as may be necessary, proper or advisable in the rendering of services to be provided by Manager hereunder; provided, however, that Manager shall not take or fail to take any action which violates or would violate (upon notice, the passage of time, or otherwise): (i) any Applicable Laws relating to the Stations; (ii) any



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         material agreement, arrangement or undertaking to which an Owner or any of its Subsidiaries is a party; (iii) any Permit or FCC License granted to an Owner or any of its Subsidiaries in connection with its ownership and operation of the Stations; (iv) any judicial or administrative order or decree to which an Owner or any of its Subsidiaries is subject or by which any of the Owner's or any such Subsidiary's properties or assets is bound; or (v) any directive of the Board of Sunrise or STCB or their respective Chief Executive Officers.

                  (b) Notwithstanding any other provision of this Agreement to the contrary, the Manager shall not, without obtaining the prior written consent of the Owners (acting upon the approval of the Boards), take any of the following actions:

                           (i) sell or enter into any agreement to sell any
                  Station or all or substantially all of the assets or business of any Station;

                           (ii) initiate by or on behalf of any Owner or any of
                  its Subsidiaries of any action, suit, or proceeding whether civil, criminal, administrative, arbitrative, or investigative;

                           (iii) enter into any local marketing agreement, joint
                  operating agreement, or joint sales agreement in respect of any Station or other television broadcast station;

                           (iv) enter into any compromise, settlement, or
                  adjustment of any claim, debt, liability, obligation, or judgment against any Owner or any of its Subsidiaries in respect of any pending or threatened action, suit, or proceeding;

                           (v) engage in any transaction with Manager or its
                  Affiliates or Subsidiaries except in connection with the performance of the services required to be performed by Manager hereunder;

                           (vi) increase the compensation of any executive or
                  officer of any Owner or enter into any employment, deferred compensation, severance, consulting, non-competition, or other similar agreement with any such executive or officer;

                           (vii) change any of the auditors of any Owner or
                  change any tax or financial accounting methods, practices or policies used by any Owner;

                           (viii) incur any indebtedness for borrowed money
                  other than as permitted by each credit agreement, indenture and financing arrangement to which any Owner is a party; and

                           (ix) eliminate or materially modify any employee
                  benefit plan or program other than in connection with the replacement of such employee benefit plan or program with a comparable employee benefit plan or arrangement.

         3.2 DELEGATION. Manager shall not have the right to delegate any of its obligations under this Agreement; provided, however, that Manager may (i) provide the services hereunder through one or more of its Subsidiaries or Affiliates and (ii) retain such accountants, attorneys, consultants, and other advisors that are incidental to the performance by Manager its obligations hereunder.



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                      ARTICLE 4 - REIMBURSEMENT OF MANAGER

         4.1 COSTS OF MANAGER. STCB shall be obligated to reimburse Manager for all Costs incurred by Manager in connection with the performance of the services hereunder. Manager shall submit to STCB within forty-five (45) days after the end of each fiscal quarter an invoice listing the Costs due from STCB. STCB shall provide payment in the full amount of the invoice within fifteen (15) days after receipt thereof.

         4.2 AUTHORIZED SIGNATORY. An officer of Manager specified thereby shall be an authorized signatory to such bank accounts of the Owners as the Owners shall specify.

                        ARTICLE 5 - COVENANTS OF MANAGER

         5.1 COVENANTS OF MANAGER.

                  (a) Upon termination of this Agreement, Manager shall return to the Owners as soon as practicable after the expiration or sooner termination of this Agreement, all property of the Owners, their respective Subsidiaries, or the Stations, as applicable, including all originals and all copies of documents, notes, computer discs, tapes, or other tangible information of any sort that Manager has in its possession or under its custody or control that are the property of the Owners, their respective Subsidiaries, or the Stations and will not retain any copies of such matter.

                  (b) Manager shall hold, and shall use its commercially reasonable efforts to cause its officers, directors, employees, accountants, counsel, consultants, advisors, financial sources, financial institutions, and agents (the "REPRESENTATIVES") to hold, in confidence all confidential information concerning the Owners and their respective Subsidiaries that is furnished or otherwise made available to Manager or its Representatives in connection with the performance by Manager of the services required to be performed by it hereunder, except to the extent such information (i) was in the public domain through no fault of Manager or its Representatives, or (ii) is required to be disclosed by law, rule or regulation or by judicial or administrative process or pursuant to the rules or regulations of any national stock exchange. If this Agreement expires or is otherwise terminated, and to the extent commercially practicable, Manager will destroy, and will use its commercially reasonable efforts to cause its Representatives to destroy, upon request of any Owner, all documents and other materials, and all copies thereof, that were obtained by Manager in connection with the performance of the services hereunder and that are subject to such confidence.

                  (c) None of Manager nor any of its Representatives shall at any time during or after the Term have or claim to have any right, title, or interest in any trade name, trademark, service mark, or copyright belonging to or used or to be used by the Owners or any of their respective Subsidiaries. Each of the Owners or their respective Subsidiaries, as the case may be, now has and retains, and hereafter may have and retain, the sole and exclusive right in any and all such trade names, trademarks, service marks, and copyrights.

                  (d) The covenants contained in Sections 5.1(b), 5.1(c), and 5.1(d) shall (i) survive the expiration or sooner termination of the Term and shall continue to bind the parties hereto in accordance with the terms hereof, and (ii) be construed as covenants or agreements independent of any other provision of this Agreement and the allegation or existence of any claim or cause of action of Manager against the Owners, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Owners of such covenants.



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                  (e) In the event of any breach or threatened breach of any of
         Sections 5.1(a), 5.1(b), and 5.1(c), Owners shall be entitled to request from a court of competent jurisdiction the entry of a temporary restraining order upon notice to Manager, as well as the entry of a preliminary injunction and a permanent injunction. Such right to an injunction shall be in addition to and not in limitation of any other rights or remedies the Manager may have for damages or otherwise.

                   ARTICLE 6 - REPRESENTATIONS AND WARRANTIES

         6.1 REPRESENTATIONS AND WARRANTIES BY EACH OWNER. Each Owner, jointly and severally, makes the following representations and warranties to Manager, each of which is true and correct as of the date hereof.

                  (a) Each Owner is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each Owner has the requisite power and authority to execute and deliver this Agreement and all of the other agreements and instruments to be executed and delivered by such Owner pursuant hereto, to consummate the transactions contemplated hereby and thereby and to comply with the terms hereof and thereof.

                  (b) The execution, delivery and performance of this Agreement has been duly authorized and approved by all necessary action of each Owner and do not require any further authorization or consent of such Owner. This Agreement is a legal, valid and binding agreement of each Owner enforceable in accordance with its respective terms, except in each case as such enforceability may be limited by bankruptcy, moratorium, insolvency, reorganization or other similar laws affecting or limiting the enforcement of creditors' rights generally and except as such enforceability is subject to general principles of equity.

                  (c) Neither the execution and delivery by any Owner of this Agreement nor the consummation by any Owner of any of the transactions contemplated hereby or thereby nor compliance by any Owner with or fulfillment by any Owner of the terms, conditions and provisions hereof or thereof will conflict with the Certificate of Incorporation or Bylaws of any Owner or any Applicable Laws to which any Owner is subject or require the approval, consent, authorization or act of, or the making by any Owner of any declaration, filing or registration with, any third party or any Governmental Authority or violate, conflict with, result in any breach of, or constitute a default (or an event which, with notice or lapse of time, or both, would become a default) under, give any Person (including any Owner) any right of termination or cancellation, any right to assert any remedy with respect to, or the right to cause the acceleration of the maturity of, any contract or agreement to which any Owner is a party or by which its property is bound or cause the loss of any rights, advantages or privileges under or relating to such property or assets.

                  (d) There is no action, suit, proceeding or investigation pending or, to the knowledge of any Owner, threatened against such Owner which questions the validity of this Agreement or the right of such Owner to enter into it or to consummate the transactions contemplated hereby.

         6.2 REPRESENTATIONS AND WARRANTIES BY MANAGER. Manager makes the following representations and warranties to the Owners:

                  (a) Manager is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Manager has the requisite power and authority to execute and deliver this Agreement and all of the other agreements and instruments to be executed and



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         delivered by Manager pursuant hereto to consummate the transactions contemplated hereby and thereby and to comply with the terms, conditions and provisions hereof and thereof.

                  (b) The execution, delivery and performance of this Agreement has been duly authorized and approved by all necessary action of Manager and do not require any further authorization or consent of Manager. This Agreement is a legal, valid and binding agreement of Manager enforceable in accordance with its respective terms, except in each case as such enforceability may be limited by bankruptcy, moratorium, insolvency, reorganization or other similar laws affecting or limiting the enforcement of creditors' rights generally and except as such enforceability is subject to general principles of equity.

                  (c) Neither the execution and delivery by Manager of this Agreement nor the consummation by Manager of any of the transactions contemplated hereby or thereby nor compliance by Manager with or fulfillment by Manager of the terms, conditions and provisions hereof or thereof will conflict with the Certificate of Incorporation or Bylaws of Manager or any Applicable Laws to which Manager is subject or require the approval, consent, authorization or act of, or the making by Manager of any declaration, filing or registration with, any third party or any Governmental Authority or violate, conflict with, result in any breach of, or constitute a default (or an event which, with notice or lapse of time, or both, would become a default) under, give any Person (including Manager) any right of termination or cancellation, any right to assert any remedy with respect to, or the right to cause the acceleration of the maturity of, any contract or agreement to which Manager is a party or by which its property is bound or cause the loss of any rights, advantages or privileges under or relating to such property or assets.

                  (d) There is no action, suit, proceeding or investigation pending or, to the knowledge of Manager, threatened against Manager which questions the validity of this Agreement or the right of Manager to enter into it or to consummate the transactions contemplated hereby.

         6.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Owners and Manager in this Agreement shall survive for a period of one year after the date of this Agreement.

                             ARTICLE 7 - TERMINATION

         7.1 TERMINATION RIGHTS. This Agreement may be terminated solely, as follows:

                  (a) at any time with the mutual written consent of Manager and the Owners; and

                  (b) at any time, by either the Owners or the Manager upon thirty (30) days' written notice to the non-terminating party

         7.2 EFFECT OF TERMINATION.

                  (a) If this Agreement is terminated by either Owners or Manager for any reason, then, STCB shall reimburse Manager (in accordance with Section 4.1) for all Costs incurred by Manager through the date of termination that have not been reimbursed prior to such date.

                  (b) Upon termination of this Agreement in accordance with
         Section 7.1, except for Sections 5.1(a), 5.1(b), 5.1(c), 5.1(d), 5.1(e), and 5.1(f), this Section 7.2, and Articles 8 and 9, which shall survive the termination of this Agreement, this Agreement shall be null and void, and no party hereto or any of its officers, directors, stockholders, employees, agents, consultants, or other Affiliates shall have any rights, obligations or liabilities hereunder or in respect hereof; provided, however, that nothing contained in this Section 7.2 shall relieve any party from liability for any breach of any representation or warranty or failure to comply with any covenant or agreement contained herein except in the case of a termination under Section 7.1(a).

                          ARTICLE 8 - INDEMNIFICATION

         8.1 INDEMNIFICATION. The Owners will indemnify and hold harmless Manager, its Affiliates and all officers, directors, employees, stockholders, partners and agents of Manager and its Affiliates (individually, a "MANAGER INDEMNITEE") from and against any and all claims, demands, costs, damages, losses, liabilities, joint and several, expenses of any nature (including reasonable attorneys', accountants' and experts' fees and disbursements), judgments, fines, settlements and other amounts (collectively, "DAMAGES") arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative (collectively, "CLAIMS") in which the Manager Indemnitee may be involved or threatened to be involved, as a party or otherwise, arising out of Manager's performance of its obligations under this Agreement or the ownership or operation of the Stations, regardless of whether this Agreement continues to be in effect or the Manager Indemnitee continues to be an Affiliate, or an officer, director, employee, stockholder, partner or agent of Manager, at the time any such Claims are made or Damages incurred, provided that (a) the Manager Indemnitee acted in good faith and in a manner it reasonably believed to be in the best interest of the Owners and, with respect to any criminal proceeding, had no reasonable cause to believe its conduct was unlawful and (b) the Manager Indemnitee's conduct did not constitute gross negligence, willful misconduct or a breach of this Agreement. Any indemnification hereunder will be satisfied solely out of the assets of the Owners.

         8.2 ADVANCEMENT OF EXPENSES. Expenses (including attorneys' and experts' fees and related costs) incurred by a Manager Indemnitee in defending any Claim will be advanced by the Owners prior to the final disposition of such Claim, provided that the Owners have received an undertaking (together with a bond or other appropriate security) given by or on behalf of the Manager Indemnitee to repay such amount if it is finally determined by a court of competent jurisdiction that such Manager Indemnitee is not entitled to indemnification pursuant to this Article 8.

         8.3 INDEMNIFICATION BY MANAGER. Manager will indemnify and hold harmless the Owners, their Affiliates and all officers, directors, employees, stockholders, partners, members and agents of the Owners and their Affiliates (individually, an "OWNERS INDEMNITEE") from and against any and all Damages arising from any and all Claims in which an Owners Indemnitee may be involved or threatened to be involved, as a party or otherwise, arising out of Manager's gross negligence or willful misconduct in connection with the performance of the services under this Agreement; provided that neither Manager nor any of its Affiliates or any other Person that comprises a Manager Indemnitee under Section
8.1 shall be deemed an Owners Indemnitee under this Section 8.3. Manager will advance expenses to an Owners Indemnitee in defending any Claim in the same manner as provided in Section 8.2 for Manager.

         8.4 LIMITATION ON LIABILITY. Notwithstanding anything contained herein to the contrary, no party shall be liable to another party for any incidental, indirect, special, punitive, exemplary or consequential loss or damages arising out of, or in connection with, indirect or consequential loss, damage, cost or expense suffered or incurred by such other party as a result of a breach of any representation or warranty made to such other party or a breach of any covenant or agreement made by such party to such other party in this Agreement, whether such liability arises out of contract, tort (including negligence), strict liability, stature or otherwise, and each party releases the other parties from such liability.



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                           ARTICLE 9 - MISCELLANEOUS

         9.1 ARBITRATION.

                  (a) All disputes between the parties hereto relating to this Agreement other than any disputes that seek injunctive or other equitable relief ("DISPUTES") shall be resolved by arbitration in accordance with this Article 9. This agreement to arbitrate as set forth in this Article 9 shall survive the termination of this Agreement. All arbitration shall be conducted pursuant to the Commercial Arbitration Rules of the American Arbitration Association (the "ARBITRATION RULES") as then in force except as otherwise provided herein. The decision of the arbitrators shall be final and binding on the parties. All arbitration shall be undertaken pursuant to the Federal Arbitration Act, where applicable, and the decision of the arbitrators shall be enforceable in any court of competent jurisdiction pursuant to the Federal Arbitration Act.

                  (b) To submit a Dispute to arbitration, the party seeking arbitration (the "CLAIMING PARTY") shall furnish the other party and the American Arbitration Association with a notice (the "ARBITRATION NOTICE") containing: (i) the name and address of such Claiming Party;
         (ii) a reasonably detailed description of the Dispute and the amount of, and basis for damages (or other requested relief) relating to or arising out of such Dispute; (iii) the Claiming Party's intent to commence arbitration proceedings under this Agreement; and (iv) the other information required under the Federal Arbitration Act and the Arbitration Rules.

                  (c) In any Dispute where a party seeks One Hundred Thousand Dollars ($100,000) or more in damages, three arbitrators shall be employed. Within ten (10) days after delivery of the Arbitration Notice, the Claiming Party and the other party shall jointly select three independent arbitrators from the list of the American Arbitration Association's National Panel of Commercial Arbitrators. If the parties cannot agree upon the panel of arbitrators within such 10-day period, the American Arbitration Association shall select a panel of three independent arbitrators from the list. If the Claiming Party seeks less than One Hundred Thousand Dollars ($100,000) in damages, one independent arbitrator shall be selected by the American Arbitration Association.

                  (d) The costs and expenses of any arbitration proceeding, including the arbitrators' fees and expenses, shall be borne and may be specified in the arbitration award; provided, however, that if such arbitration award does not specify which party should bear any such cost or expense, such cost or expense shall be borne equally by the parties hereto. The arbitration proceedings shall take place in New York City, New York. In resolving all Disputes, the arbitrators shall apply the law of the State of New York without regard to the choice of law provisions thereof. The arbitrators are by this agreement directed to conduct the arbitration hearing no later than two (2) months from the service of the Arbitration Notice unless good cause is shown establishing that the hearing cannot fairly and practically be so convened.

                  (e) Parties shall be entitled to conduct document discovery by requesting production of documents. Responses or objections shall be served twenty (20) days after receipt of a request. The arbitrators shall resolve any discovery disputes by such pre-hearing conferences as may be needed. All parties agree that the arbitrators and any counsel of record to the proceeding shall have the power of subpoena process as provided by Applicable Law.

         9.2 FORCE MAJEURE. Notwithstanding any provision of this Agreement to the contrary, no party hereto shall be liable to any other party hereto for failure to perform any obligation under this Agreement if prevented from doing so by reason of fires, strikes, labor unrest, inability to obtain labor, materials, equipment or supplies, governmental restrictions, embargoes, civil commotion, rationing or other orders or requirements of Governmental Authorities, an unusual failure of transportation, acts of military authorities, acts of terrorism, unusually adverse weather conditions, acts of God or other contingencies, including equipment failures, beyond the reasonable control of the parties, and all requirements as to notice and other performance required hereunder within a specified period shall be automatically extended to accommodate the period of pendency of such contingency which shall interfere with such performance. A force majeure event that prevents one party hereto from performing any obligation under this Agreement shall not excuse the nonperformance of the other party if such other party is not also subject to the force majeure event. Notwithstanding the foregoing, no such cause shall excuse the timely payment of money when due hereunder except as otherwise expressly provided in this Agreement.

         9.3 MANAGER AS INDEPENDENT CONTRACTOR. Manager shall serve as an independent contractor in rendering the services herein, and nothing in this Agreement shall be construed as establishing a partnership or joint venture relationship by and among Manager and the Owners.

         9.4 OTHER ACTIVITIES. Nothing in this Agreement shall limit or restrict the right of Manager to engage in any other business or to devote its time and attention to the management or other aspects of any other business or to render services of any kind. Manager and its Affiliates may engage in or possess or acquire an interest in other business ventures of any nature or description, independently or with others, whether currently existing or hereafter created, including the ownership, acquisition or operation of radio and television stations, and the Owners shall not have any rights in or to such independent ventures or the income or profits derived therefrom, provided that such activities are not undertaken through or on behalf of the Owners.

         9.5 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally or by facsimile transmission (receipt confirmed telephonically), mailed by registered or certified mail (postage prepaid, return receipt requested), or sent by nationally recognized courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  If to Sunrise, to the independent members of Sunrise's Board as constituted from time to time. Until notice is otherwise provided by Sunrise to the contrary, such Board members are:

                  Dr. William Cunningham
                  University of Texas at Austin
                  P.O. Box E
                  Austin, Texas  78713
                  Facsimile No.:  512-232-7541

                           and

                  William S. Banowsky, Jr.
                  600 Congress Avenue, Suite 1400
                  Austin, Texas  78701
                  Facsimile No.:  512-340-7849

                  With a copy (which shall not constitute notice) to:

                  Weil, Gotshal & Manges LLP
                  100 Crescent Court, Suite 1300
                  Dallas, TX  75201
                  Attention:  Jeffrey B. Hitt, Esq.
                  Facsimile:  214-746-7777

                  If to STCB, to the independent members of STCB's Board as constituted from time to time. Until notice is otherwise provided by STCB to the contrary, such Board members are:

                  Dr. William Cunningham
                  University of Texas at Austin
                  P.O. Box E
                  Austin, Texas  78713
                  Facsimile No.:  512-232-7541

                           and

                  William S. Banowsky, Jr.
                  600 Congress Avenue, Suite 1400
                  Austin, Texas  78701
                  Facsimile No.:  512-340-7849

                  With a copy (which shall not constitute notice) to:

                  Weil, Gotshal & Manges LLP
                  100 Crescent Court, Suite 1300
                  Dallas, TX  75201
                  Attention:  Jeffrey B. Hitt, Esq.
                  Facsimile No.:  214-746-7777

                  If to Manager:

                  Smith Broadcasting Group, Inc.
                  720 2nd Avenue South
                  St. Petersburg, Florida  33701
                  Attention: Robert N. Smith
                  Facsimile No.: 727-821-8092

                  With a copy (which shall not constitute notice) to:

                  Hogan & Hartson LLP
                  8300 Greensboro Drive
                  McLean, Virginia 22102
                  Attention: Richard T. Horan, Jr., Esq.
                  Facsimile:  703-610-6200

         9.6 BENEFIT AND BINDING EFFECT. No party hereto may assign this Agreement without the prior written consent of the other parties except as provided in the immediately following sentence. Manager shall have the right to assign this Agreement without obtaining the consent of the other parties hereto if such assignment is to a Subsidiary of Manager, provided that such assignment shall not relieve Manager of any of its obligations under this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         9.7 GOVERNING LAW. This Agreement shall be governed by the laws of the State of New York (without giving effect to the principles of conflicts of law).

         9.8 ENTIRE AGREEMENT; AMENDMENTS. This Agreement represents the entire understanding and agreement between the Owners and Manager with respect to the specific subject matter hereof. This Agreement cannot be amended or modified except by an agreement in writing which makes specific reference to this Agreement and which is signed by the party against which enforcement of any such amendment or modification is sought.

         9.9 FURTHER ASSURANCES. The parties shall take any actions and execute any other documents that may be necessary or desirable to the implementation and consummation of this Agreement or that may be reasonably requested by any other party hereto. Each party will cooperate with the other parties and provide any assistance reasonably requested by any other party to effectuate the terms of this Agreement.

         9.10 SEVERABILITY. If any provision of this Agreement or the application thereof to any Person or circumstance shall be held invalid or unenforceable to any extent by any court of competent jurisdiction, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by Applicable Law.

         9.11 COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be deemed to be an original but which, when taken together, shall constitute one and the same instrument. Facsimile signature pages of this Agreement shall be valid and binding as original signatures and when the same are delivered by each party to the other parties, such delivery shall be considered an agreement of the respective parties to fully execute and deliver to one another originally signed copies of this Agreement.

         9.12 WAIVER. The waiver by the Owners or Manager of any breach of any term, covenant or condition contained in this Agreement shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein. No covenant, term or condition of this Agreement shall be deemed to have been waived by the Owners or Manager, unless such waiver is in writing and is signed by the party against whom such waiver is asserted.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Management Services Agreement has been executed by the parties hereto as of the date first above written.


SUNRISE TELEVISION CORP.


By:      /s/ David A. Fitz
         ---------------------------
Name:    David A. Fitz
Title:   Executive Vice President and
         Chief Financial Officer


STC BROADCASTING, INC.


By:      /s/ David A. Fitz
         ---------------------------
Name:    David A. Fitz
Title:   Executive Vice President and
         Chief Financial Officer


STC LICENSE COMPANY


By:      /s/ David A. Fitz
         ---------------------------
Name:    David A. Fitz
Title:   Executive Vice President and
         Chief Financial Officer


SMITH BROADCASTING GROUP, INC.


By:      /s/ Robert N. Smith
         -----------------------------------
Name:    Robert N. Smith
Title:   President

                                    Exhibit A
                                       to
                          Management Services Agreement

                                List of Stations


KVLY-TV, Fargo, North Dakota

KFYR-TV, Bismarck, North Dakota

and the following three satellite stations of KFYR-TV:

KMOT-TV licensed to Minot, North Dakota

KUMV-TV licensed to Williston, North Dakota

KQCD-TV licensed to Dickinson, North Dakota